INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED MARCH 5, 2021 TO THE PROSPECTUSES DATED AUGUST 28, 2020
AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 28, 2020,
AS REVISED SEPTEMBER 30, 2020, EACH AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco CleantechTM ETF (PZD)
(the “Fund”)
Effective as of the close of markets on March 24, 2021 (the “Effective Date”), the Fund’s ticker symbol will change as set forth in the table below:
Current Ticker Symbol	New Ticker Symbol
PZD	ERTH
This change will coincide with changes to the Fund’s name, investment objective, principal investment strategy, index provider, underlying index, and non-fundamental 80% investment policy, which were previously announced in the supplement dated January 15, 2021.
Please Retain This Supplement For Future Reference.
P-PZD-SUMSTATSAI-SUP 030521